PROSPECTUS SUPPLEMENT                               EXHIBIT 99.1
(To Prospectus dated October 25, 2004)              REGISTRATION NO. 333-37980



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                        1,000,000,000 Depositary Receipts
                         Market 2000+ HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated October 25, 2004 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS (SM) Trust.

         The share amounts specified in the table in the "Highlights of Market 2000+ HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                         Primary
                                                                         Trading
           Name of Company                        Ticker  Share Amounts  Market
-----------------------------------------     ----------  -------------  ------
Agere Systems Inc.                                 AGR     0.1101369864    NYSE
American International Group, Inc.                 AIG           2         NYSE
Astrazeneca p.l.c.*                                AZN           4         NYSE
AT&T Corp.                                          T           1.2        NYSE
AVAYA Inc.                                         AV         0.3333       NYSE
BellSouth Corporation                              BLS           5         NYSE
BP p.l.c.*                                         BP            3         NYSE
Bristol-Myers Squibb Company                       BMY           3         NYSE
BT Group p.l.c.                                    BT            2         NYSE
Cisco Systems, Inc.                               CSCO           3        NASDAQ
Citigroup Inc.                                      C            3         NYSE
Comcast Corporation                               CMCSA        1.941      NASDAQ
The Coca-Cola Company                              KO            3         NYSE
Dell Inc.                                         DELL           5        NASDAQ
Deutsche Telekom AG*                               DT            5         NYSE
Eli Lilly and Company                              LLY           2         NYSE
EMC Corporation                                    EMC           2         NYSE
Exxon Mobil Corporation                            XOM           4         NYSE
France Telecom*                                    FTE           2         NYSE
General Electric Company                           GE            3         NYSE
GlaxoSmithKline p.1.c.                             GSK           3         NYSE
Hewlett-Packard Company                            HPQ           4         NYSE
Home Depot, Inc.                                   HD            4         NYSE
Intel Corporation                                 INTC           2        NASDAQ
International Business Machines Corporation        IBM           2         NYSE
JDS Uniphase Corporation                          JDSU           2        NASDAQ
Johnson & Johnson                                  JNJ           4         NYSE
LM Ericsson Telephone Company*                    ERICY         0.9       NASDAQ
Lucent Technologies Inc.                           LU            4         NYSE
McDATA Corporation                                MCDTA     0.073613802   NASDAQ
Medco Health Solutions                             MHS        0.3618       NYSE
Merck & Co., Inc.                                  MRK           3         NYSE
Microsoft Corporation                             MSFT           6        NASDAQ
Morgan Stanley                                     MWD           2         NYSE

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                                                                         Primary
                                                               Share     Trading
                  Name of Company                 Ticker      Amounts     Market
-------------------------------------------      -------      -------    -------
Nippon Telegraph and Telephone Corporation*        NTT           3         NYSE
Nokia Corp.*                                       NOK           4         NYSE
Nortel Networks Corporation                         NT           2         NYSE
Novartis AG*                                       NVS           5         NYSE
Oracle Corporation                                 ORCL          4        NASDAQ
Pfizer Inc.                                        PFE           4         NYSE
Qwest Communications International Inc.             Q            4         NYSE
Royal Dutch Petroleum Company*                     RD           3         NYSE
SBC Communications Inc.                            SBC           4         NYSE
Sony Corporation*                                  SNE           2         NYSE
Sun Microsystems, Inc.                             SUNW          4        NASDAQ
Syngenta AG                                        SYT      1.038608908    NYSE
Texas Instruments Incorporated                     TXN           3         NYSE
The St. Paul Travelers Companies, Inc.             STA       0.17158726    NYSE
Time Warner Inc.                                   TWX           6         NYSE
TOTAL S.A.*                                        TOT           2         NYSE
Toyota Motor Corporation*                           TM           2         NYSE
Verizon Communications                              VZ           4         NYSE
Viacom Inc. Class B                               VIA.B          3         NYSE
Vodafone Airtouch p.l.c.*                          VOD           5         NYSE
Wal-Mart Stores Inc.                               WMT           4         NYSE
Zimmer Holdings, Inc.                              ZMH          0.3        NYSE

------------------------------------------

* The securities of these non-U.S. companies trade in the United States as American Depositary Receipts. Please see "Risk Factors" and "United States Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

         The date of this prospectus supplement is September 30, 2005.